                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                   THE MONTANA POWER COMPANY
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/X/        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]
          CORPORATE AND SHAREHOLDER SERVICES

August 24, 2001
--------------------------------------------------------------------------------
               AN IMPORTANT MESSAGE FROM YOUR BOARD OF DIRECTORS:
                          YOUR VOTE IS VERY IMPORTANT
--------------------------------------------------------------------------------

    Dear Fellow Shareholder:

    You have previously received proxy material in connection with a Special Meeting of Shareholders of The Montana Power Company. This meeting is to be held on Friday, September 14, 2001.

    Regardless of the number of shares you own, it is important that your shares be represented at the meeting. Your vote matters to us, and WE NEED YOUR SUPPORT. Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay.

    At this meeting, you, the shareholders, are being asked to approve a restructuring that will complete the transition of The Montana Power Company from a diversified energy and utility company to a stand-alone telecommunications company. At the meeting, you will be asked to vote on three separate proposals. Proposal One, approving an agreement and plan of merger among The Montana Power Company, Touch America Holdings, Inc. and The Montana Power, L.L.C., and Proposal Two, approving the sale of substantially all of the assets of The Montana Power Company, the utility business, to NorthWestern Corporation, require approval by an affirmative vote of at least two thirds of all shares outstanding. Proposal Three, approving the redemption of The Montana Power Company's $4.20 and $6.00 Series preferred stock, requires approval of a majority of all shares outstanding.

    Given these voting requirements, IF YOU DO NOT VOTE YOUR SHARES, YOU ARE ESSENTIALLY VOTING AGAINST THESE PROPOSALS. Therefore, we would appreciate your immediate attention to this matter. Since there are less than two weeks to the Special Meeting, PLEASE VOTE TODAY!

    You can vote your shares by phone, over the Internet or via the mail. But please be sure to vote.

Thank you in advance for your support.

[LOGO]

Robert P. Gannon
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
                          IF YOU HAVE RECENTLY VOTED,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.
--------------------------------------------------------------------------------

      IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR PROXY, OR NEED ASSISTANCE IN
                              VOTING YOUR SHARES,
               PLEASE CALL OUR TOLL FREE NUMBER AT (800)793-1283.

 ** REMEMBER, YOUR BROKER CANNOT VOTE YOUR SHARES UNTIL YOU INSTRUCT HIM OR HER
                                  TO DO SO **